UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

FRANKLIN BSP REALTY TRUST, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

Your Vote Counts! FRANKLIN BSP REALTY TRUST, INC. 2026 Annual Meeting Vote by June 7, 2026 11:59 PM ET FRANKLIN BSP REALTY TRUST, INC. 1 MADISON AVENUE, SUITE 1600 NEW YORK, NEW YORK 10010 V95345-P47385You invested in FRANKLIN BSP REALTY TRUST, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 8, 2026 at 11:00 a.m. Eastern Time. Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 25, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com/FBRT, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com/FBRTControl #Smartphone users Point your camera here and vote without entering a control numberVote Virtually during the Meeting* June 8, 2026 11:00 a.m., Eastern Time Virtually at: www.virtualshareholdermeeting.com/FBRT2026*Please check the meeting materials for any special requirements for meeting attendance. Voting Items Board Recommends V95346-P47385

Vote at www.ProxyVote.com/FBRTTHIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. ELECTION OF DIRECTORS Nominees: 1a. Pat Augustine For 1b. Richard J. Byrne For 1c. Joe Dumars For 1d. Peter J. McDonough For 1e. Buford H. Ortale For 1f. Elizabeth K. Tuppeny For 2. RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2026 For 3. ADVISORY VOTE ON THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS For Vote at www.ProxyVote.com/FBRT Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V95346-P47385